CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Bruce N. Alpert, Principal Executive Officer of Gabelli Equity Series Funds, Inc. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    5/29/07               /s/ Bruce N. Alpert
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                               Bruce N. Alpert, Principal Executive Officer



I, Agnes Mullady, Principal Financial Officer and Treasurer of Gabelli Equity Series Funds, Inc. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    5/29/07                      /s/ Agnes Mullady
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                                      Agnes Mullady,
                                      Principal Financial Officer and Treasurer